Advances to Suppliers, Net - Schedule of Advances to Suppliers, Net (Details) - USD ($)		Mar. 31, 2020	Dec. 20, 2019	Sep. 30, 2019	Sep. 30, 2018
Advances To Suppliers Net
Advances to suppliers for inventory raw materials		$ 843,922		$ 374,033
Advances to suppliers for construction materials for CIP project	[1]	1,410,520
Less: allowance for doubtful accounts		(115,819)		(6,377)
Advances to suppliers, net		$ 2,138,623	$ 1,400,000	$ 367,656

[1]	On December 20, 2019, the Company made an advance payment of approximately $1.4 million (RMB 10 million) to a third-party supplier to purchase construction materials to be used in the Company's construction of a new manufacturing plant in Tongchuan City (see Note 8). The original scheduled purchase delivery was around March 15, 2020. However, due to the outbreak and impact of the COVID-19, the construction work of the manufacturing plant has been delayed and the supplier fully delivered the construction materials to the Company by September 2020.